BARCLAYS GLOBAL INVESTORS FUNDS

Supplement, dated October 2, 2008,

to the Prospectuses, dated May 1, 2008, for all classes of

Institutional Money Market Fund

Prime Money Market Fund

Government Money Market Fund

Treasury Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, each Prospectus.

The Institutional Money Market Fund and the Prime Money Market Fund (the “Covered Funds”) have applied for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Treasury Money Market Fund and the Government Money Market Fund have not applied for participation in the Program.

The Program protects the shares of any shareholder of record in a Covered Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in a Covered Fund on that date. The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned when a guarantee event occurs. A guarantee event generally would occur if a Covered Fund’s market-based net asset value per share were less than $0.995. A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Covered Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

Participation in the Program through its initial termination date of December 18, 2008 requires a payment to the U.S. Department of the Treasury in an amount equal to 0.01% of the net asset value of each Covered Fund as of September 19, 2008. This expense will be borne by each Covered Fund.

The Program may be extended by the U.S. Department of the Treasury through September 18, 2009. In the event that the Program is extended, the Board of Trustees of Barclays Global Investors Funds will consider whether the Covered Funds should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

BGF-A-801-1008

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE